UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
____________________

Date of Report (Date of earliest event reported): November 17, 2017
____________________
OCLARO, INC.
(Exact name of Registrant as specified in its charter)
____________________

Delaware (State or other jurisdiction of incorporation or organization)	000-30684 (Commission file number)	20-1303994 (I.R.S. Employer Identification Number)
225 Charcot Avenue, San Jose, California 95131 (Address of principal executive offices, zip code)
(408) 383-1400 (Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On November 17, 2017, the Company held its 2017 annual meeting of stockholders. As of the record date of September 21, 2017, there were 168,776,492 shares of common stock outstanding and entitled to vote at the meeting. A total of 136,859,081 shares were present in person or by proxy at the annual meeting of stockholders.

At the annual meeting, the Company’s stockholders elected Edward Collins, Denise Haylor and William L. Smith as Class I Directors, to serve three-year terms and until their successors are duly elected and qualified or until their earlier death, resignation or removal. The proposal received the following votes:

Edward Collins

For	Withheld	Broker Non-Vote
80,517,097	3,747,402	52,594,582

Denise Haylor

For	Withheld	Broker Non-Vote
81,478,690	2,785,809	52,594,582

William L. Smith

For	Withheld	Broker Non-Vote
81,444,573	2,819,926	52,594,582

At the annual meeting, the Company’s stockholders approved an amendment to the Fifth Amended and Restated 2001 Long-Term Stock Incentive Plan. The proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
79,471,197	3,852,650	940,652	52,594,582

At the annual meeting, the Company’s stockholders approved, on an advisory basis, the compensation of its named executive officers. The proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
79,075,812	3,881,996	1,306,691	52,594,582

At the annual meeting, the Company’s stockholders voted, on an advisory basis, on the frequency with which the Company will hold an advisory vote on the compensation of its named executive officers. The proposal received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
72,575,371	513,456	8,963,691	2,211,919	52,594,582

Consistent with the recommendation of stockholders, the Company's Board of Directors determined that the Company will hold future advisory votes on named executive officer compensation on an annual basis until the next stockholder vote on the frequency of future advisory votes on named executive officer compensation.

At the annual meeting, the Company’s stockholders ratified the selection of Grant Thornton LLP as its independent registered public accounting firm for the current fiscal year. The proposal received the following votes:

For	Against	Abstain
133,645,633	1,585,272	1,628,176

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.
Date: November 17, 2017	By:	/s/ DAVID L. TEICHMANN
David L. Teichmann
Executive Vice President, General Counsel and Corporate Secretary